CLASS "C"
                                WARRANT AGREEMENT
                                    No. _____

This WARRANT AGREEMENT dated as of _______________, 2005, between Infinity Capital Group, Inc., a Maryland corporation (the "Company") with its principal place of business located at 7 Dey Street, Suite 900, New York, New York 10007 and _______________________ of ______________________________________, ("Warrant
Holder"), together with any transferee of Warrants or Warrant Shares, the "Warrant Holders(s)".

WHEREAS,  the Company proposes to issue to Warrant Holder in  consideration  for his Unit purchase he made into the Company as evidenced by a Subscription Agreement dated ________________, 2005, which is made a part of herein, common stock purchase warrants (the "Warrants") to purchase up to ______________________ (________) shares (the "Warrant Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), each Warrant entitling the holder thereof to purchase one share of Common Stock at a price of $1.50 per share.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein and in the Agreement set forth and for other good and valuable consideration, the parties hereto agree as follows:

1. ISSUANCE OF WARRANTS; FORM OF WARRANT. The Company will issue and deliver the Warrants to Warrant Holders on receipt. The aggregate number of Warrants to be issued and delivered shall be ___________________ (__________) shares (subject to further limitation as provided herein). The Warrants shall be exercisable on or before December 1, 2009. The text of each Warrant shall be substantially as set forth in the Warrant Certificate. The Warrants shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman of the Board, President, or Vice President of the Company, attested by the manual or facsimile signature of the present or future Secretary or an Assistant Secretary of the Company. A Warrant bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them shall have ceased to hold such offices prior to the delivery of such Warrant or did not hold such offices on the date of this Warrant Agreement.

Warrants shall be dated as of the date of execution thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

2. REPRESENTATIONS AND WARRANTIES.

     (a)  The Company hereby represents and warrants as follows:

     (i) POWER AND AUTHORITY. The Company has all requisite corporate power and authority, and has taken all corporate action necessary, to execute, deliver and perform this Warrant Agreement, to grant, issue, and deliver the Warrants and to authorize and reserve for issuance and, upon payment from time to time of the Exercise Price, to issue and deliver the shares of Common Stock or other securities issuable upon exercise of the Warrants. This Warrant Agreement has been duly executed and delivered by the Company.

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     (ii) RESERVATION,  ISSUANCE AND DELIVERY OF COMMON  STOCK.  There have been reserved for issuance, and the Company shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and such shares, when issued in accordance with the terms of the Warrants and of this Warrant Agreement, will be legally and validly issued, fully paid and non-assessable and will be free of any preemptive rights of shareholders or any restrictions.

     (b)  The Warrant Holder hereby represents and warrants as follows:

     (i) ACCREDITED INVESTOR. The Warrant Holder is an "accredited investor" within the meaning of Rule 501 under Regulation D promulgated under the Securities Act, is experienced in evaluating investments in companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the entire economic risk of its investment. The Warrant Holder has made its own evaluation of its investment in the Warrants, based upon such information as is available to it and without reliance upon the Company or any other person or entity, and the Warrant Holder agrees that neither the Company nor any other person or entity has any obligation to furnish any additional information to the Warrant Holder except as expressly set forth herein.

3. CONDITIONS PRECEDENT. Warrant Holder's obligations hereunder shall be subject to satisfaction of the following conditions:

     (a) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Warrant Agreement and the Warrants and all other legal matters relating to this Warrant Agreement, the Warrants and the transactions contemplated hereby shall be satisfactory in all respects to Warrant Holder, in their reasonable judgment, and the Company shall have furnished to Warrant Holder all documents and information that they may reasonably request to enable them to pass judgment upon such matters.

     (b) There shall have been duly tendered to Warrant Holder or upon the order of Warrant Holder a certificate or certificates representing the Warrants.

4. REGISTRATION. The Warrants shall be numbered and shall be registered on the books of the Company (the "Warrant Register") as they are issued. The Warrants shall be registered initially in such names and such denominations as Warrant Holder has specified to the Company.

5. EXCHANGE OF WARRANT CERTIFICATES. Subject to any restriction upon transfer set forth in this Warrant Agreement, each Warrant certificate may be exchanged at the option of the Warrant Holder thereof for another certificate or certificates of different denominations entitling the Warrant Holder thereof to purchase upon surrender to the Company or its duly authorized agent a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle such Warrant Holder to purchase. Any Warrant Holder desiring to exchange a Warrant certificate or certificates shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate or certificates to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested. Any Warrant

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issued upon exchange,  transfer or partial exercise of the Warrants shall be the valid obligation of the Company, evidencing the same generic rights and entitled to the same generic benefits under this Warrant Agreement as the Warrants surrendered for such exchange, transfer or exercise.

6. TRANSFER OF WARRANTS. Subject to the provisions of Section 14 hereof, the Warrants shall be transferable only on the Warrant Register upon delivery to the Company of the Warrant certificate or certificates duly endorsed by the Warrant Holder or by his duly authorized attorney-in-fact or legal representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney- in-fact, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto.

7.      TERM OF WARRANTS; EXERCISE OF WARRANTS.

     (a) Each Warrant entitles the Warrant Holder thereof to purchase one share of Common Stock during the time period and subject to the conditions set forth in the respective Warrant Certificates at an exercise price of $1.50 per share, subject to adjustment in accordance with Section 12 hereof (the "Exercise Price"). Each Warrant terminates on the fifth anniversary of the date on which such Warrant becomes exercisable in accordance with its terms (the "Expiration Date").

     (b) The Exercise Price and the number of shares issuable upon exercise of Warrants are subject to adjustment upon the occurrence of certain events, pursuant to the provisions of Section 12 of this Warrant Agreement. Subject to the provisions of this Warrant Agreement, each Warrant Holder shall have the right, which may be exercised as expressed in such Warrants, to purchase from the Company (and the Company shall issue and sell to such Warrant Holder) the number of fully paid and nonassessable shares of Common Stock specified in such Warrants, upon surrender to the Company, or its duly authorized agent, of such Warrants, with the purchase form on the reverse thereof duly filled in and signed, and upon payment to the Company of the Exercise Price, as adjusted in accordance with the provisions of Section 12 of this Warrant Agreement for the number of shares in respect of which such Warrants are then exercised. The Warrant Holder shall pay the Exercise Price in cash, by certified or official bank check payable to the order of the Company. The Company at its expense shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of such Warrants, together with cash, as provided in Section 12 of this Warrant Agreement, in respect of any fraction of a share of such stock otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued, and any person so designated to be named therein shall be deemed to have become a holder of record of such shares, as of the date of the surrender of such Warrants and payment of the Exercise Price. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Warrant Holders thereof, either in full or from time to time in part and, in the event that any Warrant is exercised in respect of less than all of the shares purchasable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued.

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           (c)  So  long  as  the  Company   satisfies  the  continued   listing
           requirements of the NASD OTCBB, the exercise rights set forth above shall be limited so that upon the exercise of the Warrants, the Warrant Holder's aggregate ownership of the Company will be less than 20% of the shares of Common Stock outstanding on the date of issuance of the Warrants; provided that such limitation shall cease and this
           Section 7(c) shall become null and void upon the approval of the issuance of the Warrants by the shareholders of the Company, the National Association of Securities Dealers, Inc. or upon such other event as shall allow the conversion or exercise or both, as appropriate, without violating the applicable requirements of the National Association of Securities Dealers.

8. COMPLIANCE WITH GOVERNMENT REGULATIONS. The Company covenants that if any share of Common Stock required to be reserved for purposes of exercise or conversion of Warrants require, under any federal or state law or applicable governing rule or regulation of any securities exchange, registration with or approval of any governmental authority, or listing on any such securities exchange, before such shares may be issued upon exercise, the Company will use its commercially reasonable efforts to cause such shares to be duly registered, approved or listed on the relevant securities exchange, as the case may be.

9. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants and any securities issued pursuant to Section 12 hereof; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants or certificates for Warrant Shares and any securities issued pursuant to Section 12 hereof in a name other than that of the Warrant Holder of such Warrants.

10. MUTILATED OR MISSING WARRANTS. In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen, or destroyed, a new Warrant of like tenor and representing an equivalent right or interest.

11. RESERVATION OF WARRANT SHARES; PURCHASE AND CANCELLATION OF WARRANTS. The Company shall at all times reserve, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and the transfer agent for the Common Stock ("Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company will keep a copy of this Warrant Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will supply the Transfer Agent and any such subsequent transfer agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be issuable as provided by
Section 13 of this Warrant Agreement. The Company will furnish to the Transfer Agent and any such subsequent transfer agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each Warrant Holder pursuant to Section 12.3 hereof. All warrants surrendered in the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of shares of stock which have been issued upon the exercise of such Warrants (subject to adjustment as herein provided). No shares of stock shall be subject to reservation in respect of the Warrants subsequent to the Expiration Date except to the extent necessary to comply with the terms of this Warrant Agreement.

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12.  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT  SHARES.  The number and kind of securities purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as hereafter defined.

     12.1. MECHANICAL ADJUSTMENTS. The number of Warrant Shares issuable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

     (a) In case the Company shall (i) pay a dividend to holders of Common Stock in shares of Common Stock or make a distribution to holders of Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock,
          (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Warrant Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto regardless of whether the Warrants are exercisable at the time of the happening of such event or at the time of any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     (b) In case the Company shall issue rights, options, or warrants to holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for shares of Common Stock at a price per share which is lower at the record date mentioned below than the Exercise Price, then (i) the Exercise in effect immediately prior to such issuance shall immediately be reduced to the price that is equivalent to such consideration received by the Company upon such issuance and (ii) the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be increased in direct proportion to the increase in the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance; provided that if such shares of Common Stock, options or other convertible securities are issued for consideration per share less than the Exercise Price at the date of such issue or sale, the number of shares of Common Stock that immediately prior to such issuance the Warrant Holder shall have been entitled to purchase pursuant to this Warrant shall be increased to the greater of (i) that number of shares of Common Stock that immediately prior to such issuance the Warrant Holder shall have been entitled to purchase pursuant to this Warrant multiplied by a fraction, the numerator of which is the Exercise Price and the denominator of which is such consideration per share, and (ii) the number of shares of Common Stock

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          otherwise calculated under this Section 12.1. Such adjustment shall be made whenever such rights,  options, or warrants are issued, and shall
          become   effective   immediately   after  the  record   date  for  the
          determination  of  stockholders   entitled  to  receive  such  rights,
          options, or warrants; provided that this Section 12.1(b) shall expire and be of no force and effect on or after December 1, 2009.

     (c) In case the Company shall distribute to holders of its shares of Common Stock evidences of its indebtedness or assets (including cash dividends or other cash distributions) or rights, options, or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as determined in accordance with paragraph (e) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options, or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

          In the event of distribution by the Company to holders of its shares of Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant, the Warrant Holder, upon the exercise thereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary, or both, as the Company shall determine, the stock or other securities to which such Warrant Holder would have been entitled if such Warrant Holder had exercised such Warrant immediately prior thereto regardless of whether the Warrants are exercisable at such time, all subject to further adjustment as provided in this subsection 12.1; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of a Warrant or upon the exercise of a Warrant; provided further that this Section 12.1(c) shall expire and be of no force and effect on or after November 15, 2008.

     (d) For the purpose of any computation under paragraphs (b) and (c) of this Section, the current market price per share of Common Stock at any date shall be the average of the daily closing prices of the Company's Common Stock, for five consecutive trading days ending one

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          trading day before the date of such computation. The closing price for each day shall be the last such reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by NASD or any comparable system. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the current market price, in good faith, on the basis of such quotations as it considers appropriate. Notwithstanding the foregoing, for the purpose of any calculation under paragraph (c) above (A) with respect to any issuance of options under the Company's employee or director compensation stock option plans as in effect or as adopted by the Board of Directors of the Company on the date hereof, the term "current market price", in such instances, shall mean the fair market price on the date of the issuance of any such option determined in accordance with the Company's employee compensation stock option plans as in effect or adopted by the Board of Directors of the Company on the date hereof; and (B) with respect to any issuances of Common Stock (or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase shares of Common Stock) in connection with bona fide corporate transactions (other than issuances in such transactions for cash or similar consideration), the term "fair market price" shall mean the fair market price per share as determined in arm's-length negotiations by the Company and such other parties (other than affiliates or subsidiaries of the Company) to such transactions as reflected in the definitive documentation with respect thereto, unless such determination is not reasonably related to the closing market price on the date of such determination.

     (f) In any case in which this Section 12.1 shall require that any adjustment in the number of Warrant Shares be made effective as of immediately after a record date for a specified event, the Company may elect to defer until the occurrence of the event the issuing to the holder of any Warrant exercised after that record date the shares of Common Stock and other securities of the Company, if any, issuable upon the exercise of any Warrant over and above the shares of Common Stock and other securities of the Company, if any, issuable upon the exercise of any Warrant prior to such adjustment; provided, however, that the Company shall deliver to such Warrant Holder a due bill or other appropriate instrument evidencing the holder's right to receive such additional shares or securities upon the occurrence of the event requiring such adjustment.

     (g) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this paragraph (g) are not required to be made shall be carried forward and taken into account in

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          any  subsequent  adjustment.  All  calculations  shall  be made to the nearest one-thousandth of a share.

     (h) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Warrant Price payable upon the exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of such Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately.

     (i) No adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant need be made under paragraphs (b) and (c) if the Company issues or distributes to each Warrant Holder the rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which each Warrant Holder would have been entitled to receive had the Warrants been exercised prior to the happening of such event or the record date with respect thereto regardless of whether the Warrants are exercisable at the time of the happening of such event or at the time of any record date with respect thereto. No adjustment need be made for a change in the par value of the Warrant Shares.

     (j) For the purpose of this Section 12.1, the terms "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Warrant Holders shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so purchasable upon exercise of each Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraphs
          (a) through (i), inclusive, above, and the provisions of Section 7 and
          Section 12.2 through 12.5, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other securities.

     (k) Upon the expiration of any rights, options, warrants, or conversion or exchange privileges, if any thereof shall not have been exercised, the Warrant Price and the number of shares of Common Stock purchasable upon the exercise of each warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion or exchange rights and (B) such shares of Common Stock, if

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          any, were issued or sold for the  consideration  actually  received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Warrant Price or decreasing the number of Warrant Shares by an amount in excess of the amount of the adjustment initially made with respect to the issuance, sale or grant of such rights, options, warrants, or conversion or exchange rights.

     12.2. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount determined appropriate by the Board of Directors of the Company.

     12.3. NOTICE OF ADJUSTMENT. When the number of Warrant Shares purchasable upon the exercise of each Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to each Warrant Holder notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate, absent manifest error, shall be conclusive evidence of the correctness of such adjustment.

     12.4. STATEMENT ON WARRANTS. Even though Warrants heretofore or hereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Warrant Agreement, the parties understand and agree that such Warrants will represent rights consistent with any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants.

13. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Warrant Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable on the exercise of any Warrant (or specified portion, thereof), the Company shall pay an amount in cash equal to the closing price for one share of the Common Stock on the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

14. REGISTRATION UNDER THE SECURITIES ACT OF 1933. Warrant Holder represents and warrants to the Company that it will not dispose of the Warrant or Warrant Shares except pursuant to (i) an effective registration statement, or (ii) an applicable exemption from registration under the Securities Act of 1933 (the "Act"). In connection with any sale by Harmonic pursuant to clause (ii) of the preceding sentence, it shall furnish to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such exemption from registration is available in connection with such sale.

     15. CERTIFICATE TO BEAR LEGENDS. The Warrants shall be subject to a stop-transfer order and the certificate or certificates therefor shall bear the

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

following legend by which each Warrant Holder shall be bound:

           "THE WARRANTS REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER STATE. THE WARRANTS REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (II) AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. ANY SALE PURSUANT TO CLAUSE (II) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL
           REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE."

The Warrant Shares or other securities issued upon exercise of the Warrants shall, unless issued pursuant to an effective registration statement, be subject to a stop-transfer order and the certificate or certificates evidencing any such Warrant Shares or securities shall bear the following legend by which the Warrant Holder thereof shall be bound:

           "THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (II) AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. ANY SALE PURSUANT TO CLAUSE (II) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL
           REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE."

16. REGISTRATION RIGHTS. The underlying Warrant Shares shall be entitled to be included in any Company share Registration Statement filed within two years after the date hereof, or the date of exercise, whichever is longer, at no cost to the warrant holder or shareholder.

17. CALL PROVISION: At any time after the Closing price of the Company's common stock equals or exceeds $3.00 for five consecutive trading days, the Company may call for redemption some or all of the Class C Warrants that have not been or are not exercised prior to the Redemption Date by giving 30 days prior written notice and paying $.05 per warrant redeemed.

18. NO RIGHTS AS STOCKHOLDERS; NOTICE TO WARRANT HOLDERS. Nothing contained in this Warrant Agreement or in any of the Warrants shall be construed as conferring upon the Warrant Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

19. NOTICES. Any notice pursuant to this Warrant Agreement to be given or made by the holder of any Warrant or Warrant Shares to or on the Company shall be sufficiently given or made if sent by first-class mail, postage

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

prepaid, addressed as follows:

          Infinity Capital Group, Inc. 7 Dey Street, Suite 900, New York, New York 10007; Attention: Greg Laborde, Chairman of the Board and President


          Warrant Holder:



Notices or demands authorized by this Warrant Agreement to be given or made to or on the Warrant Holder of any Warrant or Warrant Shares shall be sufficiently given or made (except as otherwise provided in this Warrant Agreement) if sent by registered mail, return receipt requested, postage prepaid, addressed to such Warrant Holder at the address of such Warrant Holder as shown on the Warrant Register or the Common Stock Register, as the case may be.

20. GOVERNING LAW. THIS WARRANT AGREEMENT, THE WARRANTS AND ALL RELATED DOCUMENTS SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

21. SUPPLEMENTS AND AMENDMENTS. The Company and the Warrant Holders may from time to time supplement or amend this Warrant Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Holder may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of the Warrant Holders. Any amendment to this Warrant Agreement may be effected with the consent of Warrant Holders of at least a majority of the total then outstanding Warrants (for this purpose Warrant Shares shall be deemed to be Warrants in the proportion that Warrant Shares are then issuable upon the exercise of Warrants); provided that any amendment which shall have the effect of materially adversely affecting the interests of any Warrant Holder shall not be effective with respect to such Warrant Holder if such Warrant Holder shall not have consented thereto.

22. SURVIVAL OF COVENANTS. All covenants and agreements made herein shall survive the execution and delivery of this Warrant Agreement and the Warrants and shall remain in force and effect until the Expiration Date of all Warrants.

23. SUCCESSORS. All representations and warranties of the Company and all covenants and agreements of this Warrant Agreement by or for the benefit of the Company or the Warrant Holders shall bind and inure to the benefit of their respective successors and assigns hereunder.

24. BENEFITS OF THIS WARRANT AGREEMENT. Nothing in this Warrant Agreement shall be construed to give to any person or corporation other than the Company and the Warrant Holders, any legal or equitable right, remedy, or claim under this Warrant Agreement, but this Warrant Agreement shall be for the sole and exclusive benefit of the Company and the holders of the Warrants and Warrant Shares.

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


25. CAPTIONS. The captions of the sections and subsections of this Warrant Agreement have been inserted for convenience and shall have no substantive effect.

26. COUNTERPARTS. This Warrant Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but such counterparts together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed on the day, month and year first above written.

INFINITY CAPITAL GROUP, INC.

--------------------------------
By:      Greg H. Laborde
Its:     Chief Executive Officer















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